Exhibit 99.1

LETTER OF TRANSMITTAL

CHENIERE ENERGY PARTNERS, L.P.

OFFER TO EXCHANGE UP TO

$1,000,000,000 OF 5.550% SENIOR NOTES DUE 2035

(CUSIP NO. 16411Q AW1)

THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

FOR

$1,000,000,000 OF 5.550% SENIOR NOTES DUE 2035

(CUSIP NOS. 16411Q AV3 AND U16353 AJ0)

THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

PURSUANT TO THE PROSPECTUS

DATED     ,

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON     ,     , UNLESS EXTENDED (SUCH TIME AND DATE, THE “EXPIRATION DATE”). TENDERS IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Deliver to The Bank of New York Mellon

(the “Exchange Agent”)

By Hand or

Overnight Delivery:

The Bank of New York Mellon

Corporate Trust

500 Ross Street, Suite 625

Pittsburgh, PA 15262

Attn: CT-Reorg Pamela Adamo

Fax:

(732) 667-9408

To Confirm by Telephone:

(713) 483-6521

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL BEFORE COMPLETING IT.

The undersigned hereby acknowledges receipt of the prospectus dated     ,      (the “Prospectus”) of Cheniere Energy Partners, L.P., a Delaware limited partnership (the “Company”), and this Letter of Transmittal, which together describe the offer of the Company (the “exchange offer”) to exchange, pursuant to a registration statement of which the Prospectus forms a part, up to $1,000,000,000 aggregate principal amount of its 5.550% Senior Notes due 2035 (the “New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its issued and outstanding 5.550% Senior Notes due 2035 (the “Old Notes”) that have not been registered under the Securities Act. Certain terms used but not defined herein have the respective meanings given to them in the Prospectus. In the event of any conflict between this Letter of Transmittal and the Prospectus, the Prospectus shall govern.

The Company reserves the right, at any time or from time to time, to extend the exchange offer at its discretion, in which event the term “expiration date” shall mean the latest time and date to which the exchange offer is extended. The Company shall give notice of any extension by giving oral, confirmed in writing, or written notice to the Exchange Agent and by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the first business day after the previously scheduled expiration date. The term “business day” shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

This Letter of Transmittal is to be completed by a holder of Old Notes if certificates for such Old Notes are to be forwarded herewith and may be used if a tender is to be made by book-entry transfer of Old Notes to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to DTC’s Automated Tender Offer Program (“ATOP”) and an Agent’s Message (as defined below) is not delivered to the Exchange Agent. If Old Notes are tendered by book-entry transfer pursuant to DTC’s ATOP procedures, the tendering holder may cause DTC to deliver an Agent’s Message to the Exchange Agent in lieu of this Letter of Transmittal. The term “Agent’s Message” means a computer-generated message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the holder of the Old Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal. The term “Book-Entry Confirmation” means an electronic confirmation from DTC of the book-entry transfer of Old Notes into the Exchange Agent’s account at DTC.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery (whether physical or electronic) of Old Notes, Letters of Transmittal, Agent’s Messages, Book-Entry Confirmations and all other required documents is at your risk and election, provided that Old Notes in book-entry form must be tendered through DTC’s ATOP procedures. If such delivery is by mail, it is recommended that you use registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. You may request the broker, dealer, bank or other financial institution or nominee through which you may hold Old Notes to effect these transactions for you. No Letters of Transmittal, Old Notes or other documents should be sent to the Company.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 12.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES TENDERED OLD NOTES
Name(s) and Address(es) of Registered Holder(s) of Old Notes, Exactly as Name(s) Appear(s) on Old Notes	Certificate or Registration Number*	Aggregate Principal Amount Represented by Old Notes	Principal Amount Tendered**
Total

*	Need not be completed by book-entry holders.
**

Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in minimum denominations of $2,000 or integral multiples of $1,000 in excess thereof.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH
☐

CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Name of Tendering Institution:

Address:

Area Code and Telephone Number:

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to the Company for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the exchange offer) with respect to the tendered Old Notes with full power of substitution to:

•	deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity; and

•

present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes; all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

The undersigned acknowledges that this exchange offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) (the “Morgan Stanley Letter”) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), and that the New Notes issued in exchange for the Old Notes pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Notes exchanged for such New Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an “affiliate” of the Company or of any of the subsidiary guarantors named in the Prospectus within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such New Notes. The undersigned specifically represents to the Company that:

•

any New Notes acquired in exchange for Old Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such New Notes whether or not such person is the undersigned;

•	neither the holder of Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of New Notes;

•

neither the undersigned nor any such other person is an “affiliate” (as defined in Rule 405 under the Securities Act) of the Company or of any of the subsidiary guarantors named in the Prospectus or is a broker-dealer tendering Old Notes acquired directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act; and

•	the undersigned is not engaged in, and does not intend to engage in, a distribution of New Notes.

If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it may be a statutory underwriter and it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the exchange offer for the purpose of distributing the New Notes:

•

the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley Letter and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 of Regulation S-K of the SEC; and

•	failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Company.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by DTC.

The Company has agreed, subject to the terms of the registration rights agreements, that for a period of not more than 180 days after the date of the effectiveness of the registration statement of which the Prospectus forms a part, it will make the Prospectus, as amended or supplemented from time to time, available to any participating broker-dealer for use in connection with resales of the New Notes. Each participating broker-dealer, by tendering Old Notes and executing this Letter of Transmittal, or delivering an agent’s message (as defined in the Prospectus) instead of this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference in the Prospectus, in light of the circumstances under which they were made, not misleading, the participating broker-dealer will suspend the resale of New Notes under the Prospectus. Each participating broker-dealer further agrees that, upon receipt of a notice from the Company to suspend the resale of New Notes as provided above, the participating broker-dealer will suspend resales of the New Notes until (1) the Company has amended or supplemented the Prospectus to correct the misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or (2) the Company has given notice that the sale of the New Notes may be resumed, as the case may be. If the Company gives notice to suspend the resale of the New Notes as provided above, it will extend the period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers receive copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which the Company has given notice that the resale of New Notes may be resumed, as the case may be.

For purposes of the exchange offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the exchange offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the expiration date.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

The undersigned acknowledges that the acceptance of properly tendered Old Notes by the Company pursuant to the procedures described under the caption “The Exchange Offer — Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer.

Unless otherwise indicated under “Special Issuance Instructions,” the Company will issue the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the Company will mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, the Company will issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 4 AND 5)

☐ Check this box if your certificates have been lost, stolen, misplaced or mutilated. See Instructions 4 and 11 on the reverse side of this form.

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY (i) if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue New Notes and/or Old Notes to:

Name(s):

Account No. (if Applicable):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

DTC Account Number:

(PLEASE PRINT OR TYPE)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature.

Mail or deliver New Notes and/or Old Notes to:

Name(s):

Account No. (if Applicable):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

Is this a permanent address change? (check one box)

☐ Yes ☐ No

(PLEASE PRINT OR TYPE)

IMPORTANT: PLEASE SIGN HERE WHETHER OR NOT OLD NOTES ARE BEING

PHYSICALLY TENDERED HEREBY

(COMPLETE ACCOMPANYING IRS FORM W-9)

SIGNATURES REQUIRED

Signatures of Registered Holders of Old Notes

X

X

(The above lines must be signed by the registered holders of Old Notes as their names appear on the Old Notes or on a security position listing, or by persons authorized to become registered holders by a properly completed bond power from the registered holders, a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this

Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

PLEASE PRINT OR TYPE:

Name and Capacity (Full Title):

Address (Including Zip Code):

Area Code and Telephone No.:	( )

Tax Identification or Social Security No:

Dated:

SIGNATURE GUARANTEE (If required — see Instruction 4)

Certain signatures must be guaranteed by an eligible institution.

Authorized Signature:

(Signature of Representative of Signature Guarantor)

Name and Title:

Name of Firm:

Address (Including Zip Code):

Area Code and Telephone No.:	( )

Dated:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Old Notes. A holder of Old Notes may tender the same by (i) properly completing and signing this Letter of Transmittal and delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date or (ii) complying with the procedure for book-entry transfer described below. Old Notes tendered hereby must be in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

For purposes of the Exchange Offer, the Exchange Agent will establish an account at DTC with respect to the Old Notes promptly after the date of the Prospectus. DTC participants may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) procedures for such transfer. However, although delivery of Old Notes may be effected through book-entry transfer at DTC, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date for a holder to have validly tendered its Old Notes.

A holder may tender Old Notes that are held through DTC by transmitting its acceptance through DTC’s ATOP, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the Exchange Agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the book-entry confirmation, which states that DTC has received an express acknowledgment from the participant tendering the Old Notes, that such participant has received the Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.

DELIVERY OF THE AGENT’S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT’S MESSAGE.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS, OR BOOK-ENTRY TRANSFER AND TRANSMISSION OF AN AGENT’S MESSAGE BY A DTC PARTICIPANT, ARE AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND-DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY OR DTC. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE TENDERS FOR SUCH HOLDERS. SEE “THE EXCHANGE OFFER” SECTION OF THE PROSPECTUS.

2. Tender by Holder. Only a holder of Old Notes may tender such Old Notes in the exchange offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder.

3. Partial Tenders. Tenders of Old Notes will be accepted only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled “Description of Old Notes Tendered” above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

4. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the record holders of the Old Notes tendered hereby, the signatures must correspond with the names as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.

If this Letter of Transmittal is signed by the registered holders of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holders, such holders need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holders must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the names of the registered holders appear on the Old Notes.

If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

Endorsements on Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an eligible institution. No signature guarantee is required if:

•

this Letter of Transmittal is signed by the registered holders of the Old Notes tendered herein (or by a participant in one of the book-entry transfer facilities whose name appears on a security position listing as the owner of the tendered Old Notes) and the New Notes are to be issued directly to such registered holders (or, if signed by a participant in one of the book-entry transfer facilities, deposited to such participant’s account at the book-entry transfer facility) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Issuance Instructions” has been completed; or

•	such Old Notes are tendered for the account of an eligible institution.

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution.

5. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) in and to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the persons signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the persons named must also be indicated.

6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes pursuant to the exchange offer. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holders of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the persons signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to the Company or its order pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holders or any other persons) will be payable by the tendering holders prior to the issuance of the New Notes or delivery or registering of the Old Notes. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holders.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

7. U.S. Federal Backup Withholding, Form W-9, Form W-8. U.S. federal income tax law requires that a holder of Old Notes, whose notes are accepted for exchange, provide the Exchange Agent, as payer, with the holder’s correct taxpayer identification number (“TIN”) or otherwise establish a basis for an exemption from backup withholding. Such holder should use the enclosed Internal Revenue Service (“IRS”) Form W-9 for this purpose and should (i) enter its name, federal tax classification, address and TIN on the face of the IRS Form W-9, (ii) if such holder is a corporation or other entity that is exempt from backup withholding, or if such holder is exempt from FATCA reporting, provide its “Exempt payee code” or “Exemption from FATCA reporting code” and (iii) sign and date the IRS Form W-9 and return it to the Exchange Agent. In the case of a holder who is an individual, other than a resident alien, the TIN is his or her social security number. For holders other than individuals, the TIN is an employer identification number. A holder must cross out item (2) in Part II on the Form W-9 if such holder is subject to backup withholding. If the holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the holder should write “Applied For” in the space provided for the TIN in Part I of the Form W-9. If “Applied For” is written in the space provided for the TIN in Part I of the Form W-9 and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 24% from all such payments with respect to the Old Notes.

Certain holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt holders (other than foreign persons) should furnish their TIN, complete the certification in Part II of the Form W-9, and sign and return the Form W-9 to the Exchange Agent. Each holder that is a foreign person, including entities, must submit an appropriate properly completed Internal Revenue Service Form W-8, certifying, under penalties of perjury, to such holder’s foreign status in order to establish an exemption from backup withholding. An appropriate Form W-8 can be obtained via the IRS website at www.irs.gov or by contacting the Exchange Agent.

If a holder of Old Notes does not provide the Exchange Agent with its correct TIN or an adequate basis for an exemption or an appropriate completed IRS Form W-8, such holder may be subject to backup withholding on payments made in exchange for any Old Notes and a penalty imposed by the IRS. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of the holder subject to backup withholding. If backup withholding results in an overpayment of taxes, the taxpayer may obtain a refund from the IRS. Each holder should consult with a tax advisor regarding qualifications for exemption from backup withholding and the procedure for obtaining the exemption.

To prevent backup withholding, each holder of Old Notes must either (1) provide a completed IRS Form W-9 and indicate either (a) its correct TIN, or (b) an adequate basis for an exemption, or (2) provide a completed Form W-8.

The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company’s obligations regarding backup withholding.

8. Validity of Tenders. All questions as to the form of all documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the exchange offer or defects or irregularities in tenders as to particular Old Notes. The interpretation of the terms and conditions by the Company of the exchange offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. The Company will not consider the tender of Old Notes to have been validly made until all defects and irregularities have been waived or cured. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Old Notes nor shall any of them incur any liability for failure to give such information.

9. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the exchange offer set forth in the Prospectus.

10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

12. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address, email address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

13. Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal Rights.”

IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

1 W-9 Request for Taxpayer gvp to the (Rev. March 2024) Identification Number and Certification requester, do not Go www.irs.gov/FormW9, for instructions and the latest information. send to the IRS. Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form. below. Name Of entity/navtoua An entry is required (For a so© proprietor or disregarded entity, enter the owner’s name on line 1. and enter the buisness/disregarded entity’s name on me 2.) subject to backup withholding include. but are not limited to, interest. certification of non-foroign status has not been received, a withholding . 3 The IRS tells the requester that you furnished an incorrect TIN; In the case of a grantor trust with a U.S. grantor or other U.S. owner. generally, the U.S grantor or other U.S owner of the grantor trust and return (for reportable interest and dividends only); or In the case of a U.S. trust (other than a grantor trust), the U.S. trust

MUS: OBTAIN YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER (TIN). WHICH FOREIGN PERSON. IF YOU ARE A FOREIGN PERSON OR THE U.S. BRANCH OF A MAY BE YOUR SOCIAL SECURITY NUMBER (SSN). INDIVIDUAL TAXPAYER FOREIGN BANK THAT HAS ELECTED TO BE TREATED AS A U.S. PERSON (UNDER IDENTIFICATION NUMBER (ITIN). ADOPTER TAXPAYER IDENTIFICATION NUMBER REGULATIONS SECTION 1.1441-1 (BX2XM OR OTHER APPLICABLE SECTION FOR (AT1N). OR EMPLOYER IDENTIFICATION NUMBER (EIN). TO REPORT ON AN CHAPTER 3 OR 4 PURPOSES), DO NOT USE FORM W-9. INSTEAD, USE THE INFORMATION RETURN THE AMOUNT PAID TO YOU. OR OTHER AMOUNT REPORTABLE APPROPRIATE FORM W-8 OR FORM 8233 (SEE PUB. 515). V YOU ARE A ON AN INFORMATION RETURN EXAMPLES OF REFORMATION RETURNS INCLUDE, BUT QUALIFIED FOREIGN PENSION FUND UNDER REGULATIONS SECTION 1.897(1}- 1(D). OR ARE NOT LIMITED TO. THE FOLLOWING A PARTNERSHIP THAT IS WHOLLY OWNED BY QUALIFIED FOREIGN PENSION FUNDS. FORM 1099 INT INTREST EARNED OR PART THAT IS TREATED A NON-FOREIGN PERSON FOR PURPOSES OF SECTION 1445 WITHHOLDING, DO NOT USE FORM W-9. INSTEAD, USE FORM W-8EXP (OR OTHER FORM 1O99 DIV (DIVIDENDS. INCLUDING THOSE FROM STOCKS OR MUTUAL OF NON-FOREIGN STATUS). FUNDS) NONRESIDENT ALIEN WHO BECOMES A RESIDENT ALIEN. FORM 1099-MISC (VERIOUS TYPES OF INCOME. PRICES, AWARDS, OR GROSS NONRESIDENT ALIEN INDIVIDUAL MAY USE THE TERMS OF A TAX TREATY TO REDUCE PROCEEDS) OR ELIMNATE U.S. TAX ON CERTAIN TYPES OF INCOME. HOWEVER, MOST TAX FORM 1099-NEC (NONEMPLOYEE COMPENSATION) TREATIES COATAIN A PROVISION KNOWN AS A SAVING CLAUSE EXCEPTIONS FORM 1099-B (STOCK OR MUTUAL FUND SATES AND CERTAIN OTHER SPECIFIED IN THE SAVING CLAUSE MAY PERMIT AN EXEMPTION FROM TAX TO TRISECTIONS BY BROKERS) CONTINUE FOR CRETAN TYPES OF INCOME EVEN AFTER THE PAYEE HAS OTHERWISE BECOME A U.S RESIDENT ALIEN FOR TAX PURPOSES FORM 1099-S (PROCEEDS FROM REAL ESTATE TRANSACTIONS! _ IF YOU ARE A U.S. RESIDENT ALIEN WHO IS RELYING ON AN EXCEPTION FORM 109-J K (MERCHANT CARD AND THIRD-PARTY NETWORK TRANSACTIONS. CONTAINED IN THE SAVING CLAUSE OF A TAX TREATY TO CLAIM AN EXEMPTION FORM 1096 (HOME MORTGAGE INTEREST). 1096-E (STUDENT LOAN INTERNET), FROM U.S TAX ON CERTAIN TYPES OF INCOME, YOU MUST ATTACH A STATEMENT AND 1098-T (TUITION). TO FORM W-9 THAT SPECIFIES THE FOLLOWING FIVE ITEMS. FORM 1099-C (CANCELED DEBT) 1. THE TREATY COUNTRY. GENERALLY, THIS MUST BE THE SAME TREATY UNDER FORM 1099-A (ACQUISITION OR ABANDONMENT OF SECURED PROPERTY). WHICH YOU CLAIMED EXEMPTS FROM TAX AS A NONRESIDENT ABEN USE FORM W-9 ONLY IF YOU ARE A U.S. PERSON (INCLUDING A RESIDENT 2. THE TREATY ARTICLE ADDRESSING THE INCOME ALIEN), TO PROVIDE YOUR CORRECT TIN 3. THE ARTICLE NUMBER (OR LOCATION) IN THE TAX TREATY THAT COOTAXIS THE CAUTION: IF YOU DON’T RETURN FORM W-9 TO THE REQUESTER WITH A TIN. YOU SAVING CLAUSE AND ITS EXCEPTIONS. MIGHT BE SUBJECT TO BACKUP WITHHOLDING. SEE WHAT IS BACKUP 4. THE TYPE AND AMOUNT OF INCOME THAT QUALIFIES FOR THE EXEMPTION WITHHOLDING. LATER. FROM TAX. BY SIGNING THE FILLED-OUT FORM, YOU: 5. SUFFICIENT FACTS TO JUSTIFY THE EXEMPTION FROM TAX UNDER THE TERMS OF . CERTIFY THAT THE TIN YOU ARE GIVING IS CORRECT (OR YOU ARE WARING FOR A THE TREATY ARTICLE NUMBER TO BE ISSUED): EXAMPLE. ARTICLE 20 OF THE U S.-CHINA INCOME TAX TREATY ALLOWS AN CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDNG: OR EXEMPTION FROM TAX FOR SCHOLARSHIP INCOME RECEDED BY A CHINESE , . ’ , STUDENT TEMPORARILY PRESENT IN THE UNITED STATES. UNDER U.S. LAW. THIS . CLAIM EXEMPTS FROM BACKUP WITHHOLDING IF YOU ARE A U.S. EXEMPT STUDENT WILL BECOME A RESIDENT ALIEN FOR TAX PURPOSES IF THEIR STAY IN THE UNITED STATES EXCEEDS 5 CALENDAR YEARS HOWEVER, PARAGRAPH 2 OF THE CERTIFY TO YOUR NON-FOREIGN STATUS FOR PURPOSES OF WITHHOLDING UNDER FIRST PROTOCOL TO THE U.S.-CHINA TREATY (DATED APRIL 30.1984) ALOW* THE CHAPTER 3 OR 4 OF THE CODE (IF APPLICABLE); AND PROVISIONS OF ARTICLE 20 TO CONTNUE TO APPLY EVEN AFTER THE CHEESE CERTIFY THAT FATCA CODOFS) ENTERED ON THIS FORM (IF ANY) INDICATING STUDENT BECOMES A RESIDENT ALIEN OF THE UNITED STATES. A CHINESE THAT YOU ARE EXEMPT FROM THE FATCA REPORTNG A CORRECT. SEE WHAT B STUDENT WHO QUALIFIES FOR THIS EXCEPTION (UNDER PARAGRAPH 2 OF THE FIRST FATCA REPORTING. LATER, TOR FURTHER INFORMATION PROTOCOL) AND ? RELYING ON THIS EXCEPTION TO CLAM AN EXEMPTION FROM TAX STATEMENT THAT INCLUDES THE INFORMATION DESCRIBED ABOVE TO SUPPORT THAT THAN FORM W-9 TO REQUEST YOUR TIN. YOU MUST USE THE REQUESTER’S FORM IF IT IS SUBSTANTIALLY SIMILER TO THIS FORM W-9 YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY, GIVE THE REQUESTER THE DEFINITION OF A US PERSON. FOR FEDERAL TAX PURPOSES, YOU ARE APPROPRIATE COMPLETED FORM W-8 OR FORM 6233. CONSIDERED A U.S. PERSON IF YOU ARE • AN INDIVIDUAL WHO IS A U.S CITIZEN OR U.S RESIDENT ALIEN: . .

CERTAIN PAYEES AND PAYMENTS ARE EXEMPT FROM BACKUP WITHHOLDING SEE EXEMPT PAYEE CODE, LATER, AND THE SEPARATE INSTRUCTIONS FOR THE REQUESTER OF FORM W-9 FOR MORE INFORMATION SEE ALSO U.S. STATUS FOR PURPOSES OF CHAPTER 3 AND CHAPTER 4 WITHHOLDING. EARLIER WHAT IS FATCA REPORTING? THE FOREIGN ACCOUNT TAX COMPLIANCE ACT (FATCA) REQUIRES A PARTICIPATING FOREIGN FINANCIAL RESTITUTION TO REPORT AL U.S. ACCOUNT HOLDERS THAT ARE SPECIFIED U.S. PERSONS CERTAIN PAYEES ARE EXEMPT FROM FATCA REPORTING SEE EXEMPTION FROM FATCA REPORTING CODE, LATER, AND THE INSTRUCTIONS FOR THE REQUESTER OF FORM W-9 FOR MORE INFORMATION UPDATING YOUR INFORMATION YOU MUST PROVIDE UPDATED INFORMATION TO ANY PERSON TO WHOM YOU CLAIMED TO BE AN EXEMPT PAYEE IF YOU ARE NO LONGER AN EXEMPT PAYEE AND ANTICIPATE RECEIVING REPORTABLE PAYMENTS IN THE FUTURE FROM THIS PERSON. FOR EXAMPLE, YOU MAY NEED TO PROVIDE UPDATED INFORMATION IF YOU ARE A C CORPORATION THAT ELECTS TO BE AN S CORPORATION, OR IF YOU ARE NO LONGER TAX EXEMPT IN ADDITION, YOU MUST FURNISH A NEW FORM W-9 IF THE NAME OR TIN CHANGES FOR THE ACCOUNT, FOR EXAMPLE, IF THE GRANTOR OF A GRANTOR TRUST DIES. PENALTIES FAILURE TO FURNISH TIN. IF YOU TAI TO FURNISH YOUR CORRECT TIN TO A REQUESTER, YOU ARE SUBJECT TO A PENALTY OF $60 FOR EACH SUCH FAILURE UNLESS YOUR FAILURE IS DUE TO REASONABLE CAUSE AND NOT TO NEGLECT CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. IF YOU MAKE A FALSE STATEMENT WITH NO REASONABLE BASIS THAT RESULTS IN NO BACKUP WITHHOLDING, YOU ARE SUBJECT TO A $500 PENALTY. CRIMINAL PENALTY FOR FALSIFYING INFORMATION. FAISIFYNG CERTIFICATIONS OR AFFIRMATIONS MAY SUBJECT YOU TO CRIMINAL INCLUDING FRIES AND/OR IMPRISONMENT MISUSE OF TINS. IF THE REQUESTER DISCLOSES OR USES TLNS IN VIOLATION OF FEDERAL LAW. THE REQUESTER MAY BE SUBJECT TO CIVIL AND CRIMINAL PENALTIES. SPECIFIC INSTRUCTIONS UNE 1 YOU MUST ENTER ONE OF THE FOLLOWING ON THIS LINE. DO NOT LEAVE THIS TOE BLANK. THE NAME SHOULD MATCH THE NAME ON YOUR TAX RETURN. IF THIS FORM W-9 IS FOR A JOINT ACCOUNT (OTHER THAN AN ACCOUNT MAINTAINOD BY A FOREIGN FINANCIAL INSTITUTION (FFI) LIST FIRST, AND THEN CIRCLE, THE NAME OF THE PERSON OR ENTITY WHOSE NUMBER YOU ENTERED IN PART I OF FORM W-9. IF YOU ARE FORM W-9 TO AN FFI TO DOCUMENT A JOINT ACCOUNT, EACH HOLDER OF THE ACCOUNT THAT IS A U.S. PERSON MUST PROVIDE A FORM W-9. INDIVIDUAL. GENERALLY, ENTER THE NAME SHOWN ON YOUR TAX RETURN IF YOU HAVE CHANGED YOUR LAST NAME WITHOUT INFORMING THE SOCIAL SECURITY ADMINISTRATION (SSA) OF THE NAME CHANGE, ENTER YOUR FIRST NAME, THE LAST NAME AS SHOWN ON YOU SOCIAL SECURITY CARD, AND YOUR NEW LAST NAME. NOTE FOR (TIN APPLICANT: ENTER YOUR INDIVIDUAL NAME AS IT WAS ENTERED ON YOUR FORM W-7 APPLICATION, TOE 1A. THIS SHOULD ALSO BE THE SAME AS THE NAME YOU ENTERED ON THE FORM 1040 YOU FILED WITH YOUR APPTOATION • SOLE PROPRIETOR. ENTER YOUR INDIVIDUAL NAME AS SHOWN ON YOUR FORM 1040 ON TOE 1. ENTER YOU BUSINESS, TRADE, OR ‘DONG BUSINESS AS’ (DBA) NAME ON INE 2. PARTNERSHIP. C CORPORATION. S CORPORATION, OR LLC. OTHER THAN A DISREGARDED ENTITY. ENTER THE ENTITY’S NAME AS SHOWN ON THE ENTITY’S TAX RETURN ON IINE 1 AND ANY BUSINESS TRADE, OR DBA NAME ON TOE 2. OTHER ENTITIES. ENTER YOUR NAME AS SHOWN ON REQUIRED U.S. FEDERAL TAX DOCUMENTS ON TOE 1 THIS NAME SHOULD MATCH THE NAME SHOWN ON THE CHARTER OR OTHER LEGAL DOCUMENT CREATING THE ENTITY. ENTER ANY BUSINESS. TRADE, OR DBA NAME ON TOO 2. DISREGARDED ENTITY. IN GENERAL, A BUSINESS ENTITY THAT HAS A SINGLE OWNER, INCLUDING AN LLC. AND IS NOT A CORPORATION, IS DISREGARDED AS AN ENTITY SEPARATE FROM ITS OWNER (A DISREGARDED ENTITY). SEE REGULATIONS SECTION 301.7701 -2(C)(2). A DISREGARDED ENTITY SHOULD CHECK THE APPROPRIATE BOX FOR THE TAX CLASSIFICATION OF ITS OWNER ENTER THE OWNER’S NAME ON IINE 1. THE NAME OF THE OWNER ENTERED ON TOE 1 SHOULD NEVER BE A DISREGARDED ENTITY THE NAME ON TOE 1 SHOULD BE THE NAME SHOWN ON THE INCOME TAX RETURN ON WHICH THE INCOME SHOULD BE REPORTED FOR EXAMPLE, IF A FOREIGN LLC THAT IS TREATED AS A DISREGARDED ENTITY FOR U.S. FEDERAL TAX PURPOSES HAS A ANGLE OWNER THAT IS A U.S. PERSON, THE U.S OWNER’S NAME IS REQUIRED TO BE PROVIDED ON IINE 1. IF THE DIRECT OWNER OF THE ENTITY IS ALSO A DISREGARDED ENTITY, ENTER THE FIRST OWNER THAT IS NOT DISREGARDED FOR FEDERAL TAX PURPOSES. ENTER THE DISREGARDED ENTITY’S NAME ON LINE 2. IF THE OWNER OF THE DISREGARDED ENTITY IS A FOREIGN PERSON, THE OWNER MUST COMPLETE AN APPROPRIATE FORM W-8 INSTEAD OF A FORM W-9. THIS IS THE CASE EVEN IF THE FOREIGN PERSON HAS A U.S. TIN LINE 2 IF YOU HAVE A BUSINESS NAME, TRADE NAME. DBA NAME, OR DISREGARDED ENTITY NAME, ENTER IT ON TOE 2. LINE 3A CHECK THE APPROPRIATE BOX ON INE 3A LOR THE U.S. FEDERAL TAX CLASSIFICATION OF THE PERSON WHOSE NAME A ENTERED ON INE 1. CHECK ONLY ONE BOX ON INE 3A. IF THE ENTITY/INDIVIDUAL ON LINE 1 THEN CHECK THE BOX FOR .. • SOLE PROPRIETORSHIP LINE 3B NOTE: A PARTNERSHY THAT PROVIDES A FORM W-9 AND CHECKS BOX 3B MAY BE REQUIRED TO COMPLETE SCHEDULES K-2 AND K-3 (FORM 1066). FOR MORE INFORMATICS. SEE THE PARTNERSHIP INSTRUCTIONS TOR SCHEDULES K-2 AND K-3 (FORM 1066). IF YOU ARE REQUIRED TO COMPLETE INE 3B BUT FAD TO DO SO. YOU MAY NOT RECEIVE THE INFORMATION NECESSARY TO FILE A CORRECT INFORMATION RETURN WITH THE IRS OR FURNISH A CORRECT PAYEE STATEMENT TO YOUR PARTNERS OR BENEFICIARIES SEE. FOR EXAMPLE, SECTIONS 6698.6722. AND 6724 FOR PENALTIES THAT MAY APPLY. LINE 4 EXEMPTIONS IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING AND/OR FATCA REPORTRIG. ENTER IN THE APPROPRIATE SPACE ON INE 4 ANY CODERS) THAT MAY APPLY TO YOU. EXEMPT PAYEE CODE. • CORPORATIONS ARE NOT EXEMPT FROM BACKUP WITHHOLDING FOR PAYMENTS MADE IN SETTLEMENT OF PAYMENT CARD OR THIRD-PARTY NETWORK TRANSACTIONS. • CORPORATIONS ARE NET EXEMPT FROM BACKUP WITHHOLDING WITH RESPECT TO ATTORNEYS’ FEES OR GROSS PROCEEDS PAID TO ATTORNEYS, AND CORPORATIONS THAT PROVIDE MEDICAL OR HEALTH CARE SERVICES ARE NOT EXEMPT WITH RESPECT TO PAYMENTS REPORTABLE ON FORM 1099-MISC. THE FOLLOWING CODES IDENTIFY PAYEES THAT ARE EXEMPT FROM BACKUP WITHHOLDING. ENTER THE APPROPRIATE CODE ON THE SPACE ON LINE 4.

Form W-9 (Rev. 3-2024) Page 2 - The United States or any of its agencies or instrumentalities. —A state, the District of Columba. a U.S. commonwealth or territory, or any of their political subdivisions or.—A foreign goverment or any of its political subdivisions, agencies, or instrumentalities. —A corporator —A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or temtory. —A futures commission merchant registered with the Commodity Futures Tracing Commission—A real estate investment trust.—An entity registered at al times during the tax year under the Investment Company Act of 1940. 10—A common trust fund operated by a bank under section 584(a) 11—A financial institution as defined under section 581. A middleman known in the investment community as a nominee or custodian 13-A trust exempt from tax under section 664 or described in section 4947 The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees bated above. 1 through 13. IF the payment is for . THEN the payment is exempt for. Interest and dividend payments All exempt payees except for 7 Broker transactions Exempt payees 1 through 4 and 6 through 11 and al C corporations S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. Barter exchange transactions Exempt payees 1 through 4. and patronage dividends • Payments over 5600 required to Generally, exempt payees be reported and direct sales over j through 5. Payments made in settlement of Exempt payees 1 through 4. payment card or third-party network transactions1 See Form 1099-MtSC. Miscellaneous information, and its instructions. However, the following payments made to a corporation and reportable on Form 1099 MlSC are not exempt from backup withholding medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney repeatable under section 6045(f). and payments for services pad by a federal executive agency Exemption from FATCA reporting code. The foliowing codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial . Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this held blank. Consult with the person requesting this form if you are uncertain if the financial restitution is subject to these requirements. A requester may indicate that a code * not required by proving you with a Form W-9 with “Not Applicable”(or any similer indication) entered on the line for a FATCA exemption code B—The United States or any of its agencies or instrumentalities. C—A state, the District of Columbia, a U.S. commonwealth or temtory. or any of their political subdivisions or. D—A corporation the stock of which is regularly traded on one or more established securities markets, as deserved in Regulations section 1 1472-1 E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1 1472- G-A real estate investment trust H—A regulated investment company as defined in section 851 or an entity registered at al times during the tax year under the Investment Company Act of 1940 I—A common trust find as defined in section 584(a). J-A bank as defined in section 581. K-A broker. L—A trust exempt from tax under section 664 or described in section 4947 M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan Note: You may wish to consult with the financial institution requestrig this form to determine whether the FATCA code and. or exempt payee code should be convicted Line 5 Enter your address (number, street, and apartment or suite cumber). This is where the requester of the Form W-9 will mad your information returns If this address differs from the one the requester already has on He. enter “NEW” at the top. If a new address is provided, there a still a chance the old address will be used until the payor changes your address in their records. Line 6 Enter your city, state, and ZIP code. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropnate box. If you are a resident alien and you do not have, and are not eligble to get an SSN. your TIN is your IRS IT1N Enter a in the entry space for the Social security number If you do not have an (TIN. see How to get a TIN below If you are a sole proprietor and you have an EIN. you may enter either your SSN or EIN. If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or E IN. if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity’s EIN Note. See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinantions. If you are asked to complete Form W-9 but do not have a TIN. apply Note: Entering ’Applied For’ means that you have already applied lor a TIN or that you intend to apply for one soon See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier, for when you may risteed be subject to withholding under chapter 3 or 4 of the Code. Caution: A disregarded U.S entity that has a foreign owner must use the appropnate Form W-8

Farm w-9 (Abv. 3-2024) PAGE 5 FORM W-9 (REV. 3-2024) PART II. CERTIFICATION TO ESTABLISH TO THE WITHHOLDING AGENT THAT YOU ARE A U.S PERSON, OR RESIDENT ALIEN, SIGN FORM W-9 YOU MAY BE REQUESTED TO SIGN BY THE WITHHOLDING AGENT EVEN IF ITEM 1. 4. OR 5 BELOW INDICATES OTHERWISE. FOR A JOINT ACCOUNT, ONLY THE PERSON WHOSE TIN IS SHOWN IN PART I SHOULD SIGN (WHEN REQUIRED). IN THE CASE OF A DISREGARDED ENTITY, THE PERSON IDENTIFIED ON FINE 1 MUST SIGN. EXEMPT PAYEES, SEE EXEMPT PAYEE CODE, EARLIER SIGNATURE REQUIREMENTS. COMPLETE THE CERTIFICATION AS INDICATED IN ITEMS 1 THROUGH 5 BELOW. INTEREST DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1964 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. YOU MUST GIVE YOUR CORRECT TIN. BUT YOU DO NOT HAVE TO SIGN THE CERTIFICATION. INTEREST DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1963 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1963. YOU MUST SIGN THE CERTIFICATION OR BACKUP WITHHOLDING WILL APPLY. IF YOU ARE SUBJECT TO BACKUP WITHHOLDING AND YOU ARE MERELY PROVIDING YOUR CORRECT TIN IO THE REQUESTER, YOU MUST CROSS OUT ITEM 2 IN THE CERTIFICATION BEFORE SIGNING THE FORM. REAL ESTATE TRANSACTIONS. YOU MUST SIGN THE CERTIFICATION. YOU MAY CROSS OUT ITEM 2 OF THE CERTIFICATION. OTHER PAYMENTS. YOU MUST GIVE YOUR CORRECT TIN. BUT YOU DO NOT HAVE TO SIGN THE CERTIFICATION UNLESS YOU HAVE BEEN NOTIFIED THAT YOU HAVE PREVIOUSLY GIVEN AN INCORRECT TIN. “OTHER PAYMENTS’ INCLUDE PAYMENTS MADE IN THE COURSE OF THE REQUESTER S TRADE OR BUSINESS FOR RENTS, ROYALTIES, GOODS (OTHER THAN BILLS FOR MERCHANDISE), MEDICAL AND HEALTH CARE SERVICES (INCLUDING PAYMENTS TO CORPORATIONS). PAYMENTS TO A NONEMPLOYEE FOR SERVICES, PAYMENTS MADE IN SETTLEMENT OF PAYMENT CARD AND THIRD-PARTY NETWORK TRANSACTIONS, PAYMENTS TO CERTAIN FISHING BOAT CREW MEMBERS AND FISHERMEN, AND GROSS PROCEEDS PAID TO ATTORNEYS (INCLUDING PAYMENTS TO CORPORATIONS) . MORTGAGE INTEREST PAID BY YOU. ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, QUALIFIED TUITION PROGRAM PAYMENTS (UNDER SECTION 529). ABLE ACCOUNTS (UNDER SECTION 529A), IRA, COVERDELL ESA, ARCHER MSA OR HSA CONTRIBUTIONS OR DISTRIBUTIONS, AND PENSION DISTRIBUTIONS. YOU MUST GIVE YOUR CORRECT TIN. BUT YOU DO NOT HAVE TO SIGN THE CERTIFICATION. WHAT NAME AND NUMBER TO GIVE THE REQUESTER FOR THIS TYPE OF ACCOUNT: GIVE NAME AND EIN OF A BROKER OR REGISTERED NOMINEE THE BROKER OR NOMINEE 1 YOU MUST SHOW YOUR INDIVIDUAL NAME ON FEW 1. AND ENTER YOUR BUSINESS OR DBA NAME, IF ANY. ON INE 2 YOU MAY USE EITHER YOUR SSN OR EIN (IF YOU HAVE ONE), BUT THE IRS ENCOURAGES YOU TO USE YOUR SSN. ‘LIST FIRST AND CIRCLE THE NAME OF THE TRUST, ESTATE, OR PENSION TRUST (DO NOT FURNISH THE TIN OF THE PERSONAL REPRESENTATIVE OR TRUSTEE UNLESS THE LEGAL ENTITY ITSELF IS NOT DESIGNATED IN THE ACCOUNT TITLE.) ‘ NOTE: THE GRANTOR MUST ALSO PROVIDE A FORM W-9 TO THE TRUSTEE OF THE TRUST. “ FOR MORE INFORMATION ON OPTIONAL FILING METHODS FOR GRANTOR TRUSTS, SEE THE INSTRUCTIONS FOR FORM 1041. NOTE: IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED SECURE YOUR TAX RECORDS FROM IDENTITY THEFT IDENTITY’ THEFT OCCURS WHEN SOMEONE USES YOUR PERSONAL INFORMATION, SUCH AS YOUR NAME, SSN. OR OTHER IDENTIFYING INFORMATION, WITHOUT YOUR PERMISSION TO COMMIT FRAUD OR OTHER CRIMES. AN IDENTITY THIEF MAY USE YOUR SSN TO GET A JOB OR MAY FILE A TAX RETURN USING YOUR SSN TO RECEIVE A REFUND. TO REDUCE YOUR RISK. PROTECT YOUR SSN. ENSURE YOUR EMPLOYER IS PROTECTING YOUR SSN. AND BE CAREFUL WHEN CHOOSING A TAX RETURN PREPARER IF YOUR TAX RECORDS ARE AFFECTED BY IDENTITY THEFT AND YOU RECEIVE A NOTICE FROM THE IRS. RESPOND NIGHT AWAY TO THE NAME AND PHONE NUMBER PRINTED ON THE IRS NOTICE OR TETTER. IF YOUR TAX RECORDS ARE NOT CURRENTLY AFFECTED BY IDENTITY THEFT BUT YOU THINK YOU ARE AT RISK DUE TO A LOST OR STOLEN PURSE OR WALLET, QUESTIONABLE CREDIT CARD ACTIVITY, OR A QUESTIONABLE CREDIT REPORT, CONTACT THE IRS IDENTITY THEFT HOT INE AT 800-908-4490 OR SUBMIT FORM 14039. FOR MORE INFORMATION, SEE PUB. 5027. IDENTITY THEFT INFORMATION FOR TAXPAYERS.7 4903-4450-1871

Form W-9 (Rev. 3-2024) ^4 PAGE 6 FORM W-9 [REV. 3-2024) VICTIMS OF IDENTITY THEFT WHO ARE EXPERIENCING ECONOMIC HARM OR A SYSTEMIC PROBLEM, OR ARE SEEKING HELP IN RESOLVING TAX PROBLEMS THAT HAVE NOT BEEN RESOLVED THROUGH NORMAL CHANNELS, MAY BE ELIGIBLE FOR TAXPAYER ADVOCATE SERVICE (TAS) ASSISTANCE. YOU CAN REACH TAS BY CALLING THE TAS TOLL-FREE CASE MAKE LINE AT 877-777-4778 OR TTY/TDD 800-829-4059. PROTECT YOURSELF FROM SUSPICIOUS EMAILS OR PHISHING SCHEMES. PHISHING IS THE CREATION AND USE OF EMAIL AND WEBSITES DESIGNED TO MIMIC LEGITIMATE BUSINESS EMAILS AND WEBSITES THE MOST COMMON ACT IS SENDING AN EMAIL TO A USER FALSELY CLAMING TO BE AN ESTABLISHED LEGITIMATE ENTERPRISE IN AN ATTEMPT TO SCAM THE USER INTO SURRENDERING PRIVATE INFORMATION THAT WILL BE USED FOR IDENTITY THEFT. THE IRS DOES NOT CONTACTS WITH TAXPAYERS VIA EMAILS. ALSO, THE IRS DOES NOT REQUEST PERSONAL DETAILED INFORMATION THROUGH EMAIL OR ASK TAXPAYERS FOR THE PIN NUMBERS, PASSWORDS, OR SIMILAR SECRET ACCESS INFORMATION FOR THEIR CREDIT CARD. BANK, OR OTHER FINANCIAL ACCOUNTS. IF YOU RECEIVE AN UNSOLICITED EMAIL CLAMING TO BE FROM THE IRS. FORWARD THIS MESSAGE TO GOV. YOU MAY ALSO REPORT MISUSE OF THE IRS NAME. LOGO, OR OTHER IRS PROPERTY TO THE TREASURY INSPECTOR GENERAL FOR TAX (TIGTA) AT 800 366-4484. YOU CAN FORWARD SUSPICIOUS EMAILS TO THE FEDERAL TRADE COMMISSION AT SPAMQUCE.GOV OR REPORT THEM AT WWW.FTC.GOV/COMPIAINT. YOU CAN CONTACT THE FTC AT OR 877- IDTHER (877-438-4338). IF YOU HAVE BEEN THE VICTIM OF IDENTITY THEFT, SEE WWW NTRTYTHEFT.GOV AND PUB 5027. GO TO WWW.RS.GOV/IDENTITY 7HEFT TO TEAM MORE ABOUT IDENTITY THEFT AND HOW TO REDUCE YOUR RISK. PRIVACY ACT NOTICE SECTION 6109 OF THE INTERNAL REVENUE CODE REQUIRES YOU TO PROVIDE YOUR CORRECT TIN TO PERSONS (INCLUDING FEDERAL AGENCIES) WHO ARE REQUIRED TO FIE INFORMATION RETURNS WITH THE IRS TO REPORT INTEREST, DIVIDENDS, OR CERTAIN OTHER INCOME PAID TO YOU; MORTGAGE INTEREST YOU PAD; THE ACQUISITION OR ABANDONMENT OF SECURED PROPERTY; THE CANCELLATION OF DEBT; OR CONTRIBUTIONS YOU MADE TO AN IRA. ARCHER MSA. OR HSA. THE PERSON COLLECTING THIS FORM USES THE INFORMATION ON THE FORM TO FILE INFORMATION RETURNS WITH THE IRS. REPORTING THE ABOVE INFORMATION ROUTINE USES OF THIS INFORMATION INCLUDE GIVING IT TO THE DEPARTMENT OF JUSTICE FOR CIVIL AND CRIMINAL LITIGATION AND TO CITIES, STATES, THE DISTRICT OF COLUMBIA, AND U.S. COMMONWEALTHS AND TERRITORIES FOR USE IN ADMINISTERING THEIR LAWS. THE INFORMATION MAY ALSO BE DISCLOSED TO OTHER COUNTRIES UNDER A TREATY, TO FEDERAL AND STATE AGENCIES TO ENFORCE CIVIL AND CRIMINAL LAWS, OR TO FEDERAL LAW ENFORCEMENT AND INTELLIGENCE AGENCIES TO COMBAT TERRORISM. YOU MUST PROVIDE YOUR TIN WHETHER OR NOT YOU ARE REQUIRED TO FILE A TAX RETURN. UNDER SECTION 3406. PAYORS MUST GENERALLY WITHHOLD A PERCENTAGE OF TAXABLE MEREST, DIVIDENDS, AND CERTAIN OTHER PAYMENTS TO A PAYEE WHO DOES NOT GIVE A TIN TO THE PAYOR. CERTAIN PENALTIES MAY ALSO APPLY FOR PROVIDING FALSE OR FRAUDULENT INFORMATION.8 4903-4450-1871